UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2018

Date of reporting period:	July 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Cap Growth Fund

Semiannual report
12 | 31 | 17

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Putnam
Multi-Cap Growth
Fund

Semiannual report
12 | 31 | 17

Message from the Trustees	1
Interview with your fund’s portfolio managers	3
Your fund’s performance	7
Your fund’s expenses	9
Terms and definitions	11
Other information for shareholders	12
Financial statements	13

Consider these risks before investing: Stock values may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

Message from the Trustees

February 12, 2018

Dear Fellow Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/17. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12.

2 Multi-Cap Growth Fund

Katherine is Head of Sustainable Investing. She has a Master of Theological Studies from Harvard Divinity School and a B.A. from Wellesley College. Katherine joined Putnam in 2017 and has been in the investment industry since 1990.

Shep is Co-Head of Equities. He has a B.A. from Amherst College. Shep joined Putnam in 2011 and has been in the investment industry since 1993.

How was the environment for stock market investing during the reporting period?

Shep: U.S. stocks delivered solid performance, continuing their 2017 advance with record low levels of volatility. Stocks were buoyed by positive corporate earnings as well as optimism that the Trump administration would implement its agenda of tax reform, infrastructure spending, and business deregulation. Economic data remained positive, reflecting persistent gross domestic product growth and a solid job market.

Despite headwinds of policy uncertainty at home and political tension with North Korea, investors continued to shrug off a number of geopolitical and macroeconomic risks. There were a few brief market downturns when investors became more skeptical about the administration’s ability to deliver on its pro-growth agenda. Yet stocks continued to climb, buoyed further in the final weeks of the period, when Congress finalized an agreement and passed a $1.4 trillion tax reform bill. The close of the period was also the end of the 2017 calendar year. All three major U.S. stock indexes had their best annual returns since 2013. The Dow Jones Industrial Average, the

Multi-Cap Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Multi-Cap Growth Fund

S&P 500 Index, and the Nasdaq Composite Index all posted dozens of record closes throughout 2017.

How did the fund perform?

Katherine: The fund gained 12.12% for the six-month period, underperforming the 13.98% return of its benchmark, the Russell 3000 Growth Index. The fund’s return was better than the 11.88% average return for funds in its Lipper peer group, Multi-Cap Growth Funds.

Could you provide some examples of stocks that helped performance?

Katherine: The top contributor to performance during the period was the fund’s investment in Bank of America, a holding that is not part of the fund’s benchmark index. The stock performed well in response to expectations for loosening regulations in the banking industry. Interest-rate hikes by the Federal Reserve also helped the stock’s performance. Investors recognized that a rising-rate environment, combined with corporate tax cuts, had the potential to provide a healthy boost for Bank of America’s earnings growth.

Another performance highlight was the stock of Tencent Holdings, one of the world’s largest companies and China’s leading electronic messaging and gaming platform. Tencent has had tremendous success with its WeChat app, which has millions of users and can be used to book appointments, pay bills, and access news and search features. Tencent is also making advances in new areas, such as e-payment capabilities and a growing financial platform.

Another key contributor to the fund’s performance was our decision to avoid the stock of Altria, a holding in the benchmark index that performed poorly for the period. Altria, the U.S.-based subsidiary of cigarette company Philip Morris, did not offer the growth characteristics we seek for the fund, and our decision to steer away from it proved beneficial.

Could you discuss some stocks that detracted from the fund’s performance?

Shep: Our investment in Johnson Controls International was the top detractor from fund performance. We originally added this stock to the portfolio because we believed the company — which provides heating, cooling, and security systems for businesses — would benefit from a pickup in economic growth and construction. Unfortunately, the company struggled with a number of management challenges and delivered disappointing earnings results in 2017. By the close of the period, we had sold Johnson Controls from the fund’s portfolio.

Another disappointment was Boston Scientific, a medical device company that specializes in cardiovascular products. The stock struggled when the company faced technology issues and dealt with some product launch problems. Also, we believe investor expectations were too high for some of its newer products that have met with delays. We believe Boston Scientific continues to offer long-term growth potential, and we added to the fund’s position after the decline to take advantage of what we believed was an attractive price.

Finally, our decision to maintain a relatively small position in the stock of aerospace company Boeing was a drag on fund performance, as this stock advanced significantly during the period.

What is your outlook for the months ahead?

Katherine: After such a strong run for global markets, we believe stocks today are a bit more expensive in absolute terms and relative to historical valuation levels. However, relative to other asset classes, such as bonds, stocks

Multi-Cap Growth Fund 5

still appear to be an attractive choice for investors, in our view. As we begin 2018, we are seeing synchronized economic growth across most regions worldwide along with healthy corporate earnings growth — all of which could be helpful for stock market performance in the months ahead.

Throughout 2017, U.S. stock market performance was dominated by large-cap growth stocks. Investors may begin to embrace a wider array of stocks — including those in cyclical sectors that are closely tied to the economy, such as financials, materials, and industrials. Of course, we are mindful of risks for the financial markets, particularly after the historically low levels of volatility we saw throughout 2017.

It is worth noting that macroeconomic issues do not guide our day-to-day portfolio decisions, and we remain focused on characteristics of individual companies and their multiyear, long-term growth drivers.

Thank you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Shareholders were informed through a supplement to the fund’s prospectus that Putnam Management has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s investment strategy in order to incorporate sustainability criteria. In connection with these changes, the fund’s name will change to Putnam Sustainable Leaders Fund. Putnam Management anticipates that the changes will be effective on or about March 19, 2018. See the prospectus supplement for more information.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/31/90)
Before sales charge	11.64%	129.05%	8.64%	113.71%	16.40%	38.36%	11.43%	29.05%	12.12%
After sales charge	11.40	115.88	8.00	101.43	15.03	30.40	9.25	21.63	5.67
Class B (3/1/93)
Before CDSC	11.39	115.71	7.99	105.88	15.54	35.27	10.59	28.08	11.70
After CDSC	11.39	115.71	7.99	103.88	15.31	32.27	9.77	23.08	6.70
Class C (7/26/99)
Before CDSC	10.80	112.54	7.83	105.88	15.54	35.29	10.60	28.09	11.71
After CDSC	10.80	112.54	7.83	105.88	15.54	35.29	10.60	27.09	10.71
Class M (12/1/94)
Before sales charge	11.07	117.87	8.10	108.50	15.83	36.31	10.88	28.43	11.85
After sales charge	10.92	110.25	7.71	101.20	15.01	31.53	9.57	23.93	7.93
Class R (1/21/03)
Net asset value	11.36	123.35	8.37	111.07	16.11	37.33	11.15	28.73	11.99
Class Y (7/19/94)
Net asset value	11.88	134.88	8.91	116.44	16.70	39.40	11.71	29.39	12.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Multi-Cap Growth Fund 7

Comparative index returns For periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Growth
Index	9.93%	157.81%	9.93%	120.75%	17.16%	46.26%	13.51%	29.59%	13.98%
Lipper Multi-Cap
Growth Funds	10.40	121.27	8.13	100.56	14.82	34.92	10.42	28.04	11.88
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/17, there were 531, 511, 462, 402, 292, and 35 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.450		—	—	$0.098		$0.274	$0.666
Capital gains
Long-term gains	3.940		$3.940	$3.940	3.940		3.940	3.940
Short-term gains	—		—	—	—		—	—
Total	$4.390		$3.940	$3.940	$4.038		$4.214	$4.606
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
6/30/17	$83.77	$88.88	$66.70	$72.09	$73.29	$75.95	$81.27	$89.27
12/31/17	89.45	94.91	70.49	76.52	77.86	80.68	86.72	95.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Multi-Cap Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/17*	1.00%	1.75%	1.75%	1.50%	1.25%	0.75%
Annualized expense ratio for the
six-month period ended 12/31/17†	0.99%	1.74%	1.74%	1.49%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 12/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/17 to 12/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.29	$9.28	$9.29	$7.96	$6.63	$3.96
Ending value (after expenses)	$1,121.20	$1,117.00	$1,117.10	$1,118.50	$1,119.90	$1,122.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Growth Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/17, use the following calculation method. To find the value of your investment on 7/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.04	$8.84	$8.84	$7.58	$6.31	$3.77
Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,017.69	$1,018.95	$1,021.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Multi-Cap Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or

Multi-Cap Growth Fund 11

recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Multi-Cap Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Growth Fund 13

The fund’s portfolio 12/31/17 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value
Aerospace and defense (4.0%)
Boeing Co. (The)	175,900	$51,874,669
BWX Technologies, Inc.	209,467	12,670,659
Northrop Grumman Corp.	170,549	52,343,194
United Technologies Corp.	451,400	57,585,098
		174,473,620
Auto components (0.5%)
Pirelli & C SpA (Italy) †	2,710,030	23,542,119
		23,542,119
Banks (2.3%)
Bank of America Corp.	3,432,400	101,324,448
		101,324,448
Beverages (2.9%)
Constellation Brands, Inc. Class A	161,000	36,799,770
Heineken NV (Netherlands)	793,606	82,721,023
Monster Beverage Corp. †	127,088	8,043,400
		127,564,193
Biotechnology (3.6%)
AbbVie, Inc.	230,600	22,301,326
Agios Pharmaceuticals, Inc. † S	165,700	9,473,069
Biogen, Inc. †	125,700	40,044,249
Bioverativ, Inc. †	335,900	18,111,728
Clovis Oncology, Inc. †	353,700	24,051,600
Ovid Therapeutics, Inc. †	300,595	2,966,873
Vertex Pharmaceuticals, Inc. †	263,000	39,413,180
		156,362,025
Building products (0.8%)
Fortune Brands Home & Security, Inc.	513,300	35,130,252
		35,130,252
Capital markets (3.4%)
BlackRock, Inc.	99,000	50,857,290
Charles Schwab Corp. (The)	843,600	43,335,732
Intercontinental Exchange, Inc.	427,800	30,185,568
WisdomTree Investments, Inc. S	1,813,730	22,762,312
		147,140,902
Chemicals (3.5%)
Albemarle Corp.	160,400	20,513,556
FMC Corp.	459,020	43,450,833
Praxair, Inc.	228,800	35,390,784
Sherwin-Williams Co. (The)	123,800	50,762,952
		150,118,125
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	52	47
New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private)
(Germany) † ∆∆ F	22	20
		67

14 Multi-Cap Growth Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Construction materials (0.6%)
Summit Materials, Inc. Class A †	802,175	$25,220,395
		25,220,395
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199)
(Private) † ∆∆ F	642,526	1,551,257
		1,551,257
Diversified financial services (0.5%)
Challenger, Ltd. (Australia)	2,057,139	22,470,316
		22,470,316
Diversified telecommunication services (0.6%)
Cellnex Telecom, SA 144A (Spain)	1,025,461	26,246,210
		26,246,210
Electrical equipment (0.6%)
Rockwell Automation, Inc.	123,400	24,229,590
		24,229,590
Energy equipment and services (0.2%)
Select Energy Services, Inc. 144A Class A-1 †	577,015	10,524,754
		10,524,754
Equity real estate investment trusts (REITs) (1.3%)
American Tower Corp. R	258,500	36,880,195
Equinix, Inc. R	47,100	21,346,662
		58,226,857
Food products (1.7%)
McCormick & Co., Inc. (non-voting shares)	708,900	72,243,999
		72,243,999
Health-care equipment and supplies (8.4%)
Becton, Dickinson and Co.	566,237	121,208,692
Boston Scientific Corp. †	2,242,769	55,598,244
Danaher Corp.	993,600	92,225,952
Dentsply Sirona, Inc.	658,600	43,355,638
Intuitive Surgical, Inc. †	81,900	29,888,586
Penumbra, Inc. † S	224,962	21,168,924
		363,446,036
Health-care providers and services (2.9%)
Humana, Inc.	170,900	42,395,163
UnitedHealth Group, Inc.	375,600	82,804,776
		125,199,939
Hotels, restaurants, and leisure (2.8%)
Dave & Buster’s Entertainment, Inc. † S	392,800	21,670,776
Hilton Worldwide Holdings, Inc.	662,067	52,872,671
Vail Resorts, Inc.	100,400	21,331,988
Yum China Holdings, Inc. (China)	625,700	25,040,514
		120,915,949
Household durables (0.6%)
FabFurnish GmbH (acquired 8/2/13, cost $69) (Private) (Germany) † ∆∆ F	104	94
PulteGroup, Inc. S	761,000	25,303,250
		25,303,344

Multi-Cap Growth Fund 15

COMMON STOCKS (98.9%)* cont.	Shares	Value
Industrial conglomerates (0.7%)
Roper Technologies, Inc.	124,200	$32,167,800
		32,167,800
Insurance (0.6%)
Prudential PLC (United Kingdom)	1,084,095	27,872,265
		27,872,265
Internet and direct marketing retail (5.9%)
Amazon.com, Inc. †	166,477	194,689,857
Global Fashion Group SA (acquired 8/2/13, cost $3,488,697) (Private)
(Luxembourg) † ∆∆ F	82,353	794,490
Netflix, Inc. †	127,900	24,551,684
Priceline Group, Inc. (The) †	20,890	36,301,389
		256,337,420
Internet software and services (12.4%)
Alibaba Group Holding, Ltd. ADR (China) † S	404,250	69,704,828
Alphabet, Inc. Class C †	232,660	243,455,417
Delivery Hero Holding GmbH (Germany) †	247,500	9,789,519
Facebook, Inc. Class A †	759,813	134,076,602
LogMeIn, Inc.	231,100	26,460,950
Okta, Inc. † S	857,630	21,963,904
Tencent Holdings, Ltd. (China)	396,600	20,502,230
YY, Inc. ADR (China) †	81,500	9,214,390
		535,167,840
IT Services (6.3%)
Booz Allen Hamilton Holding Corp.	456,200	17,394,906
Fidelity National Information Services, Inc.	229,056	21,551,879
PayPal Holdings, Inc. †	979,600	72,118,152
Visa, Inc. Class A	1,422,600	162,204,852
		273,269,789
Life sciences tools and services (0.9%)
Agilent Technologies, Inc.	316,200	21,175,914
Bio-Rad Laboratories, Inc. Class A †	71,000	16,945,570
		38,121,484
Machinery (3.3%)
Dover Corp. S	503,500	50,848,465
Fortive Corp.	524,200	37,925,870
KION Group AG (Germany)	296,206	25,555,655
Oshkosh Corp.	320,100	29,093,889
		143,423,879
Media (2.1%)
Charter Communications, Inc. Class A †	133,893	44,982,692
Live Nation Entertainment, Inc. † S	1,125,927	47,930,712
		92,913,404
Oil, gas, and consumable fuels (2.1%)
Devon Energy Corp.	926,000	38,336,400
Plains GP Holdings LP Class A † S	838,717	18,409,838
Suncor Energy, Inc. (Canada)	925,425	33,981,606
		90,727,844

16 Multi-Cap Growth Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Pharmaceuticals (0.8%)
Jazz Pharmaceuticals PLC †	183,467	$24,703,832
Medicines Co. (The) † S	415,500	11,359,770
		36,063,602
Road and rail (2.9%)
Norfolk Southern Corp.	871,382	126,263,252
		126,263,252
Semiconductors and semiconductor equipment (3.3%)
Applied Materials, Inc.	362,100	18,510,552
Broadcom, Ltd.	180,400	46,344,760
Brooks Automation, Inc.	441,300	10,525,005
Micron Technology, Inc. †	387,160	15,920,019
NVIDIA Corp.	108,700	21,033,450
STMicroelectronics NV (France) S	1,316,800	28,758,912
		141,092,698
Software (9.4%)
Activision Blizzard, Inc.	378,300	23,953,956
Adobe Systems, Inc. †	322,800	56,567,472
Microsoft Corp.	2,264,100	193,671,114
RealPage, Inc. †	725,300	32,130,790
salesforce.com, Inc. †	521,700	53,333,391
ServiceNow, Inc. †	261,500	34,096,985
Talend SA ADR (France) † S	313,683	11,756,839
		405,510,547
Specialty retail (2.8%)
Home Depot, Inc. (The)	632,900	119,953,537
		119,953,537
Technology hardware, storage, and peripherals (3.5%)
Apple, Inc.	898,332	152,024,724
		152,024,724
Textiles, apparel, and luxury goods (0.7%)
Adidas AG (Germany)	152,023	30,347,445
		30,347,445
Total common stocks (cost $3,035,380,978)		$4,292,491,927

INVESTMENT COMPANIES (0.5%)*	Shares	Value
Financial Select Sector SPDR Fund	810,700	$22,626,637
Total investment companies (cost $21,351,630)		$22,626,637

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$4,999) (Private) † ∆∆ F	1,754	$4,235
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$95,634) (Private) † ∆∆ F	30,360	81,014
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$224,601) (Private) † ∆∆ F	44,126	190,266
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$325,791) (Private) † ∆∆ F	64,006	275,986
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$182,702) (Private) † ∆∆ F	33,279	154,771

Multi-Cap Growth Fund 17

CONVERTIBLE PREFERRED STOCKS (0.2%)* cont.	Shares	Value
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$551,501) (Private) † ∆∆ F	71,810	$467,191
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,546,855) (Private) † ∆∆ F	542,756	1,310,381
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,955,989) (Private) † ∆∆ F	686,312	1,656,970
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$5,967,941) (Private) † ∆∆ F	2,096,000	5,055,552
UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	125,000	—
Total convertible preferred stocks (cost $21,307,251)		$9,196,366

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
3.00%, 3/1/43 [i]	$120,322	$120,743
Total U.S. government and agency mortgage obligations (cost $120,743)		$120,743

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$42.00	55,497	$—
Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (4.3%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.55% [d]	Shares	162,425,906	$162,425,906
Putnam Short Term Investment Fund 1.45% L	Shares	21,087,227	21,087,227
U.S. Treasury Bills 1.040%, 1/18/18		$241,000	240,841
U.S. Treasury Bills 1.065%, 2/1/18		504,000	503,414
U.S. Treasury Bills 1.081%, 2/15/18 ∆		1,556,000	1,553,355
U.S. Treasury Bills 1.091%, 2/8/18		2,600,000	2,596,314
Total short-term investments (cost $188,408,563)			$188,407,057

TOTAL INVESTMENTS
Total investments (cost $3,266,569,165)			$4,512,842,730

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $4,339,739,796.

18 Multi-Cap Growth Fund

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $11,542,274, or 0.3% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $463,257 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $442,891 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $134,702,182) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/21/18	$14,047,515	$14,063,518	$16,003
JPMorgan Chase Bank N.A.
	Euro	Sell	3/21/18	49,167,402	48,746,205	(421,197)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/17/18	11,236,435	11,173,170	(63,265)
	Euro	Sell	3/21/18	20,278,564	20,103,752	(174,812)
UBS AG
	Euro	Sell	3/21/18	40,965,040	40,615,537	(349,503)
Unrealized appreciation						16,003
Unrealized (depreciation)						(1,008,777)
Total						$(992,774)

* The exchange currency for all contracts listed is the United States Dollar.

Multi-Cap Growth Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$614,629,070	$53,889,564	$794,584
Consumer staples	117,087,169	82,721,023	—
Energy	90,727,844	10,524,754	—
Financials	248,465,350	50,342,581	1,551,257
Health care	719,193,086	—	—
Industrials	510,132,738	25,555,655	67
Information technology	1,476,773,849	30,291,749	—
Materials	175,338,520	—	—
Real estate	58,226,857	—	—
Telecommunication services	—	26,246,210	—
Total common stocks	4,010,574,483	279,571,536	2,345,908

Convertible preferred stocks	—	—	9,196,366
Investment companies	22,626,637	—	—
U.S. government and agency mortgage obligations	—	120,743	—
Warrants	—	—	—
Short-term investments	21,087,227	167,319,830	—
Totals by level	$4,054,288,347	$447,012,109	$11,542,274

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(992,774)	$—
Totals by level	$—	$(992,774)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 Multi-Cap Growth Fund

Statement of assets and liabilities 12/31/17 (Unaudited)

ASSETS
Investment in securities, at value, including $157,351,374 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $3,083,056,032)	$4,329,329,597
Affiliated issuers (identified cost $183,513,133) (Notes 1 and 5)	183,513,133
Cash	1,531
Foreign currency (cost $639) (Note 1)	472
Dividends, interest and other receivables	3,217,743
Receivable for shares of the fund sold	692,920
Receivable for investments sold	5,788,938
Unrealized appreciation on forward currency contracts (Note 1)	16,003
Prepaid assets	57,189
Total assets	4,522,617,526

LIABILITIES
Payable for investments purchased	5,473,029
Payable for shares of the fund repurchased	2,779,451
Payable for compensation of Manager (Note 2)	1,834,663
Payable for custodian fees (Note 2)	28,451
Payable for investor servicing fees (Note 2)	1,150,591
Payable for Trustee compensation and expenses (Note 2)	2,617,916
Payable for administrative services (Note 2)	44,300
Payable for distribution fees (Note 2)	4,951,965
Unrealized depreciation on forward currency contracts (Note 1)	1,008,777
Collateral on securities loaned, at value (Note 1)	162,425,906
Collateral on certain derivative contracts, at value (Notes 1 and 8)	120,743
Other accrued expenses	441,938
Total liabilities	182,877,730

Net assets	$4,339,739,796

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,886,214,004
Distributions in excess of net investment income (Note 1)	(172,951)
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	208,409,285
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,245,289,458
Total — Representing net assets applicable to capital shares outstanding	$4,339,739,796

(Continued on next page)

Multi-Cap Growth Fund 21

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($3,921,366,189 divided by 43,836,991 shares)	$89.45
Offering price per class A share (100/94.25 of $89.45)*	$94.91
Net asset value and offering price per class B share ($55,340,476 divided by 785,033 shares)**	$70.49
Net asset value and offering price per class C share ($71,531,091 divided by 934,787 shares)**	$76.52
Net asset value and redemption price per class M share ($54,551,050 divided by 700,672 shares)	$77.86
Offering price per class M share (100/96.50 of $77.86)*	$80.68
Net asset value, offering price and redemption price per class R share
($8,813,749 divided by 101,638 shares)	$86.72
Net asset value, offering price and redemption price per class Y share
($228,137,241 divided by 2,388,150 shares)	$95.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 Multi-Cap Growth Fund

Statement of operations Six months ended 12/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $85,090)	$19,519,363
Interest (including interest income of $289,376 from investments in affiliated issuers) (Note 5)	323,442
Securities lending (net of expenses) (Notes 1 and 5)	163,210
Total investment income	20,006,015

EXPENSES
Compensation of Manager (Note 2)	10,808,954
Investor servicing fees (Note 2)	3,929,017
Custodian fees (Note 2)	39,223
Trustee compensation and expenses (Note 2)	43,248
Distribution fees (Note 2)	5,654,349
Administrative services (Note 2)	78,419
Other	609,356
Total expenses	21,162,566
Expense reduction (Note 2)	(228,158)
Net expenses	20,934,408

Net investment loss	(928,393)

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	237,523,467
Net realized loss on forward currency contracts (Note 1)	(3,529,386)
Net realized gain on foreign currency transactions (Note 1)	3,984
Net realized gain on futures contracts (Note 1)	3,728,286
Net unrealized appreciation of securities in unaffiliated issuers during the period	242,549,390
Net unrealized appreciation of forward currency contracts during the period	164,151
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	5,430
Net unrealized appreciation of futures contracts during the period	300,261
Net gain on investments	480,745,583

Net increase in net assets resulting from operations	$479,817,190

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 23

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/17*	Year ended 6/30/17
Operations
Net investment income (loss)	$(928,393)	$14,273,317
Net realized gain on investments
and foreign currency transactions	237,726,351	444,051,632
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	243,019,232	374,675,620
Net increase in net assets resulting from operations	479,817,190	833,000,569
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(18,937,050)	—
Class M	(65,559)	—
Class R	(27,177)	—
Class Y	(1,519,222)	—
From net realized long-term gain on investments
Class A	(165,804,391)	—
Class B	(3,011,322)	—
Class C	(3,522,737)	—
Class M	(2,635,752)	—
Class R	(390,797)	—
Class Y	(8,987,588)	—
Increase (decrease) from capital share transactions (Note 4)	33,619,879	(341,872,934)
Total increase in net assets	308,535,474	491,127,635

NET ASSETS
Beginning of period	4,031,204,322	3,540,076,687
End of period (including distributions in excess of net
investment income of $172,951 and undistributed net
investment income of $21,304,450, respectively)	$4,339,739,796	$4,031,204,322

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24 Multi-Cap Growth Fund

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Multi-Cap Growth Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2017**	$83.77	(.01)	10.08	10.07	(.45)	(3.94)	—	(4.39)	$89.45	12.12*	$3,921,366	.49*	(.01)*	39*
June 30, 2017	67.21	.30[e]	16.26	16.56	—	—	—	—	83.77	24.64	3,648,574	1.01	.40[e]	76
June 30, 2016	78.35	.05	(2.64)	(2.59)	(.39)	(8.11)	(.05)	(8.55)	67.21	(3.56)	3,221,906	1.03[d]	.07[d]	58
June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	—	(9.86)	78.35	8.53	3,627,975	1.04	.06	69
June 30, 2014	62.31	.27	19.05	19.32	(.17)	—	—	(.17)	81.46	31.03	3,622,814	1.04	.37	88
June 30, 2013	52.15	.19	10.20	10.39	(.23)	—	—	(.23)	62.31	19.98	3,004,507	1.08	.32	78
Class B
December 31, 2017**	$66.70	(.28)	8.01	7.73	—	(3.94)	—	(3.94)	$70.49	11.70*	$55,340	.87*	(.39)*	39*
June 30, 2017	53.91	(.21) [e]	13.00	12.79	—	—	—	—	66.70	23.72	57,979	1.76	(.35)[e]	76
June 30, 2016	64.63	(.39)	(2.17)	(2.56)	—	(8.11)	(.05)	(8.16)	53.91	(4.30)	63,183	1.78[d]	(.68)[d]	58
June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	—	(9.62)	64.63	7.73	82,571	1.79	(.69)	69
June 30, 2014	53.11	(.24)	16.20	15.96	—	—	—	—	69.07	30.05	95,550	1.79	(.39)	88
June 30, 2013	44.60	(.21)	8.72	8.51	—	—	—	—	53.11	19.08	93,740	1.83	(.43)	78
Class C
December 31, 2017**	$72.09	(.30)	8.67	8.37	—	(3.94)	—	(3.94)	$76.52	11.71*	$71,531	.87*	(.39)*	39*
June 30, 2017	58.28	(.23) [e]	14.04	13.81	—	—	—	—	72.09	23.70	66,307	1.76	(.35)[e]	76
June 30, 2016	69.19	(.41)	(2.34)	(2.75)	—	(8.11)	(.05)	(8.16)	58.28	(4.29)	60,469	1.78[d]	(.68)[d]	58
June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	—	(9.62)	69.19	7.74	66,682	1.79	(.69)	69
June 30, 2014	56.37	(.25)	17.18	16.93	—	—	—	—	73.30	30.03	63,105	1.79	(.38)	88
June 30, 2013	47.33	(.22)	9.26	9.04	—	—	—	—	56.37	19.10	50,514	1.83	(.43)	78
Class M
December 31, 2017**	$73.29	(.21)	8.82	8.61	(.10)	(3.94)	—	(4.04)	$77.86	11.85*	$54,551	.75*	(.27)*	39*
June 30, 2017	59.09	(.07) [e]	14.27	14.20	—	—	—	—	73.29	24.03	50,678	1.51	(.10)[e]	76
June 30, 2016	69.92	(.27)	(2.35)	(2.62)	(.05)	(8.11)	(.05)	(8.21)	59.09	(4.05)	45,684	1.53[d]	(.43)[d]	58
June 30, 2015	73.81	(.31)	6.04	5.73	—	(9.62)	—	(9.62)	69.92	8.00	57,797	1.54	(.44)	69
June 30, 2014	56.62	(.09)	17.28	17.19	—	—	—	—	73.81	30.36	57,211	1.54	(.14)	88
June 30, 2013	47.42	(.09)	9.29	9.20	—	—	—	—	56.62	19.40	47,819	1.58	(.18)	78
Class R
December 31, 2017**	$81.27	(.12)	9.78	9.66	(.27)	(3.94)	—	(4.21)	$86.72	11.99*	$8,814	.62*	(.14)*	39*
June 30, 2017	65.36	.11[e]	15.80	15.91	—	—	—	—	81.27	24.34	7,930	1.26	.15[e]	76
June 30, 2016	76.43	(.12)	(2.59)	(2.71)	(.20)	(8.11)	(.05)	(8.36)	65.36	(3.82)	6,378	1.28[d]	(.17)[d]	58
June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	—	(9.63)	76.43	8.28	8,888	1.29	(.19)	69
June 30, 2014	60.96	.09	18.62	18.71	(.02)	—	—	(.02)	79.65	30.69	9,313	1.29	.13	88
June 30, 2013	51.03	.05	9.97	10.02	(.09)	—	—	(.09)	60.96	19.67	7,381	1.33	.08	78

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Growth Fund	Multi-Cap Growth Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
December 31, 2017**	$89.27	.11	10.76	10.87	(.67)	(3.94)	—	(4.61)	$95.53	12.27*	$228,137	.37*	.11*	39*
June 30, 2017	71.44	.52[e]	17.31	17.83	—	—	—	—	89.27	24.96	199,737.76		.64[e]	76
June 30, 2016	82.75	.24	(2.80)	(2.56)	(.59)	(8.11)	(.05)	(8.75)	71.44	(3.32)	142,456	.78[d]	.32[d]	58
June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	—	(10.06)	82.75	8.80	157,844.79		.30	69
June 30, 2014	65.37	.47	20.00	20.47	(.33)	—	—	(.33)	85.51	31.37	173,998.79		.62	88
June 30, 2013	54.70	.35	10.69	11.04	(.37)	—	—	(.37)	65.37	20.27	134,628.83		.57	78

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.22	0.29%
Class B	0.18	0.30
Class C	0.19	0.29
Class M	0.19	0.29
Class R	0.21	0.28
Class Y	0.22	0.27

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Growth Fund	Multi-Cap Growth Fund 29

Notes to financial statements 12/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2017 through December 31, 2017.

Putnam Multi-Cap Growth Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

30 Multi-Cap Growth Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Multi-Cap Growth Fund 31

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

32 Multi-Cap Growth Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,008,777 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $463,257 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $162,425,906 and the value of securities loaned amounted to $157,351,374.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

Multi-Cap Growth Fund 33

some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2017, the fund had a capital loss carryover of $17,691,992 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$17,691,992	N/A	$17,691,992	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,273,060,201, resulting in gross unrealized appreciation and depreciation of $1,281,770,090 and $42,980,335, respectively, or net unrealized appreciation of $1,238,789,755.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed

34 Multi-Cap Growth Fund

its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets before a decrease of $939,546 (0.022% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,553,153	Class R	7,912
Class B	52,904	Class Y	201,091
Class C	64,685	Total	$3,929,017
Class M	49,272

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,585 under the expense offset arrangements and by $224,573 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,053, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

Multi-Cap Growth Fund 35

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,798,053
Class B	1.00%	1.00%	285,797
Class C	1.00%	1.00%	349,480
Class M	1.00%	0.75%	199,648
Class R	1.00%	0.50%	21,371
Total			$5,654,349

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $98,504 and $1,351 from the sale of class A and class M shares, respectively, and received $14,568 and $832 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $73 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,636,720,951	$1,772,336,032
U.S. government securities (Long-term)	—	—
Total	$1,636,720,951	$1,772,336,032

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	437,088	$38,681,618	920,144	$70,046,484
Shares issued in connection with
reinvestment of distributions	1,982,325	174,008,389	—	—
	2,419,413	212,690,007	920,144	70,046,484
Shares repurchased	(2,138,909)	(189,434,879)	(5,304,773)	(401,008,983)
Net increase (decrease)	280,504	$23,255,128	(4,384,629)	$(330,962,499)

36 Multi-Cap Growth Fund

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	6,243	$437,458	75,042	$4,417,439
Shares issued in connection with
reinvestment of distributions	42,668	2,953,052	—	—
	48,911	3,390,510	75,042	4,417,439
Shares repurchased	(133,133)	(9,286,036)	(377,699)	(22,745,646)
Net decrease	(84,222)	$(5,895,526)	(302,657)	$(18,328,207)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	40,762	$3,107,048	103,686	$6,879,341
Shares issued in connection with
reinvestment of distributions	45,654	3,429,999	—	—
	86,416	6,537,047	103,686	6,879,341
Shares repurchased	(71,354)	(5,430,730)	(221,593)	(14,667,716)
Net increase (decrease)	15,062	$1,106,317	(117,907)	$(7,788,375)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	6,282	$481,799	13,330	$896,876
Shares issued in connection with
reinvestment of distributions	34,609	2,644,837	—	—
	40,891	3,126,636	13,330	896,876
Shares repurchased	(31,718)	(2,434,426)	(94,947)	(6,308,028)
Net increase (decrease)	9,173	$692,210	(81,617)	$(5,411,152)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	5,648	$486,952	14,314	$1,062,886
Shares issued in connection with
reinvestment of distributions	4,908	417,684	—	—
	10,556	904,636	14,314	1,062,886
Shares repurchased	(6,491)	(554,984)	(14,322)	(1,023,874)
Net increase (decrease)	4,065	$349,652	(8)	$39,012

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	243,770	$23,010,212	614,729	$50,463,409
Shares issued in connection with
reinvestment of distributions	104,934	9,834,391	—	—
	348,704	32,844,603	614,729	50,463,409
Shares repurchased	(198,020)	(18,732,505)	(371,293)	(29,885,122)
Net increase	150,684	$14,112,098	243,436	$20,578,287

Multi-Cap Growth Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/17	Cost	Proceeds	Income	of 12/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$127,054,475	$546,071,124	$510,699,693	$968,938	$162,425,906
Putnam Short Term
Investment Fund**	41,210,183	583,253,769	603,376,725	289,376	21,087,227
Total Short-term
investments	$168,264,658	$1,129,324,893	$1,114,076,418	$1,258,314	$183,513,133

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	70
Forward currency contracts (contract amount)	$128,500,000
Warrants (number of warrants)	55,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$16,003	Payables	$1,008,777
Total		$16,003		$1,008,777

38 Multi-Cap Growth Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$(3,529,386)	$(3,529,386)
Equity contracts	33,178	3,728,286	—	3,761,464
Total	$33,178	$3,728,286	$(3,529,386)	$232,078

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$164,151	$164,151
Equity contracts	300,261	—	300,261
Total	$300,261	$164,151	$464,412

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	JPMorganChase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$16,003	$—	$—	$—	$16,003
Total Assets	$16,003	$—	$—	$—	$16,003
Liabilities:
Forward currency contracts#	—	421,197	238,077	349,503	1,008,777
Total Liabilities	$—	$421,197	$238,077	$349,503	$1,008,777
Total Financial and Derivative Net	$16,003	$(421,197)	$(238,077)	$(349,503)	$(992,774)
Assets
Total collateral received (pledged)†##	$16,003	$(181,709)	$(130,790)	$(150,758)
Net amount	$—	$(239,488)	$(107,287)	$(198,745)
Controlled collateral received (including TBA	$120,743	$—	$—	$—	$120,743
commitments)**
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA	$—	$(181,709)	$(130,790)	$(150,758)	$(463,257)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Multi-Cap Growth Fund 39

Note 9: Strategy and name change

Shareholders were informed through a supplement to the fund’s prospectus that Putnam Management has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s investment strategy in order to incorporate sustainability criteria. In connection with these changes, the fund’s name will change to Putnam Sustainable Leaders Fund. Putnam Management anticipates that the changes will be effective on or about March 19, 2018. See the prospectus supplement for more information.

40 Multi-Cap Growth Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

International Value Fund 41

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

42 International Value Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

International Value Fund 43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44 International Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA013 309403 2/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018